Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into effective as of September 30, 2011 (the “Amendment Effective Date”), among ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as borrower (the “Borrower”), the Lenders named on the signature pages hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of September 26, 2011 (the “Credit Agreement”); and

WHEREAS, the Borrower and the undersigned Lenders have agreed to amend the Credit Agreement as set forth in Section 2 below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

SECTION 2. Amendment to the Credit Agreement. The definition of “Marshall/Romeoville Oil Cleanup Costs” set forth in Section 1.01 of the Credit Agreement (Definitions) is hereby amended by replacing the amount of “$550 million” set forth therein with the amount of “$650 million”.

SECTION 3. Conditions of Effectiveness. The amendment to the Credit Agreement set forth in Section 2 of this Amendment shall be effective on the Amendment Effective Date, provided that the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower and the Required Lenders (which may be by telecopy or other electronic transmission) and acknowledged by the Administrative Agent.

SECTION 4. Representations and Warranties. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Lenders that as of the Amendment Effective Date, both immediately before and after giving effect to this Amendment, that:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower and the Credit Agreement as amended hereby constitutes its legal, valid and binding obligations enforceable against it in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally and to general principles of equity).

(b) There has been no event or circumstance since December 31, 2010, which has had or could reasonably be expected to have a Material Adverse Effect.

(c) The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, except to the extent such representations and warranties relate solely to an earlier date, in which case, they shall be true and correct as of such date.

(d) As of the date hereof, at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(e) No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by the Borrower by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment. The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (i) violate the terms of any of the Borrower’s Organization Documents, (ii) result in any breach of, constitute a default under, or require pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of the Borrower under, any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect.

SECTION 5. Effect of Amendment. This Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Amendment. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and such Credit Agreement shall be read and construed as one instrument. From and after the Amendment Effective Date, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

SECTION 6. Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Amendment shall be a “Loan Document” as defined in the Credit Agreement.

SECTION 7. Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the date and year first above written.

ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT,
L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

	By:	/S/ TERRACE L. MCGILL
	Name:	Terrace L. McGill
	Title:	President

	By:	/S/ BRUCE A. STEVENSON
	Name:	Bruce A. Stevenson
	Title:	Corporate Secretary

BANK OF AMERICA, N.A., as Administrative Agent

By:	/S/ DEWAYNE ROSSE
DeWayne Rosse
Agency Management Officer

BANK OF AMERICA, N.A., as a Lender

By:	/S/ JAMES K.G. CAMPBELL
James K.G. Campbell
Director

ROYAL BANK OF CANADA, as a Lender

By:	/S/ LILLIAN M.A. D’ALEO
Name:	Lillian M.A. D’Aleo
Title:	Authorized Signatory

EXPORT DEVELOPMENT CANADA, as a Lender

By:	/S/ Arturo Pollsena
Name:	Arturo Pollsena
Title:	Asset Manager

By:	/S/ TALAL M. KAIROUZ
Name:	Talal M. Kairouz
Title:	Asset Manager

UBS AG, STAMFORD BRANCH, as a Lender

By:	/S/ MARY E. EVANS
Name:	Mary E. Evans
Title:	Associate Director

By:	/S/ IRJA R. OTSA
Name:	Irja R. Otsa
Title:	Associate Director

WELLS FARGO BANK, N.A., as a Lender

By:	/S/ PAUL V. FARRELL
Name:	Paul V. Farrell
Title:	Director

THE ROYAL BANK OF SCOTLAND N.V., (CANADA) BRANCH, as a Lender

By:	/S/ DAVID WRIGHT
Name:	David Wright
Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/S/ MASAKAZU HASEGAWA
Name:	Masakazu Hasegawa
Title:	Managing Director

MORGAN STANLEY BANK, N.A., as a Lender

By:	/S/ JOHN DURLAND
Name:	John Durland
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/S/ ANDREW ORAM
Name:	Andrew Oram
Title:	Managing Director

BNP PARIBAS, as a Lender

By:	/S/ BETSY JOCHER
Name:	Betsy Jocher
Title:	Director

By:	/S/ EDWARD PAK
Name:	Edward Pak
Title:	Director

CITIBANK, N.A., as a Lender

By:	/S/ YASANTHA GUNARATNA
Name:	Yasantha Gunaratna
Title:	Vice President

DNB NOR BANK ASA, as a Lender

By:	/S/ THOMAS TANGEN
Name:	Thomas Tangen
Title:	Senior Vice President
Head of Corporate Banking

By:	/S/ KRISTIE LI
Name:	Kristie Li
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/S/ JUAN JAVELLANA
Name:	Juan Javellana
Title:	Executive Director

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/S/ ROBERT MACKINNON
Name:	Robert MacKinnon
Title:	Senior Vice President
Canada Branch

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/S/ PHILIPPE SANDMEIER
Name:	Philippe Sandmeier
Title:	Managing Director

By:	/S/ ROSS LEVITSKY
Name:	Ross Levitsky
Title:	Managing Director